CONTACT:  Michael D. Witzeman

(513) 762-6714

Chemed Reports Fourth-Quarter 2025 Results

CINCINNATI, February 25, 2026—Chemed Corporation (Chemed) (NYSE: CHE), which operates VITAS Healthcare Corporation (VITAS),  the nation’s largest providers of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its fourth quarter ended December 31, 2025, versus the comparable prior-year period.

Results for Quarter Ended December 31, 2025

Consolidated operating results:

•	Revenue was $639.3 million, essentially flat with the fourth quarter of 2024
•	GAAP Diluted Earnings-per-Share (EPS) of $5.48, a decrease of 9.0%
•	Adjusted Diluted EPS of $6.42, a decrease of 6.0%

VITAS segment operating results:

•	Net Patient Revenue of $418.8 million, an increase of 1.9%
•	Average Daily Census (ADC) of 22,462, an increase of 1.3%
•	Admissions of 17,419, an increase of 6.0%
•	Net Income, excluding certain discrete items, of $69.5 million, a decrease of 0.6%
•	Adjusted EBITDA, excluding Medicare Cap, of $91.6 million, a decrease of 1.7%
•	Adjusted EBITDA margin, excluding Medicare Cap, of 21.7%, a decrease of 79-basis points

Roto-Rooter segment operating results:

•	Revenue of $220.6 million, a decrease of 3.7%
•	Net Income, excluding certain discrete items, of $33.8 million, a decrease of 20.6%
•	Adjusted EBITDA of $47.5 million, a decline of 21.1%
•	Adjusted EBITDA margin of 21.5%, a decline of 477-basis points

VITAS

VITAS net revenue was $418.8 million in the fourth quarter of 2025, which is an increase of 1.9% when compared to the prior-year period. This revenue increase is comprised primarily of a 1.3% increase in days-of-care and a geographically weighted average Medicare reimbursement rate increase of approximately 2.2%. Acuity mix shift negatively impacted revenue growth 143-basis points in the quarter when compared to the prior-year period’s revenue and level-of-care mix.  The combination of Medicare Cap and other contra revenue changes negatively impacted revenue growth by 20-basis points.

Total VITAS admissions increased 6.0% in the fourth quarter of 2025 compared to the fourth quarter of 2024.

In the fourth quarter of 2025, VITAS accrued $2.4 million in Medicare Cap billing limitation, essentially flat compared to the fourth quarter of 2024.  There was no Medicare Cap billing limitation recorded in the fourth quarter of 2025 related to the Florida combined program.

Of VITAS’ 33 Medicare provider numbers, 22 provider numbers have a projected full-year Medicare Cap cushion of 10% or greater, six provider numbers have a projected cushion between 0% and 10%, and five provider numbers have a Medicare Cap billing limitation totaling $9.5 million projected for the full-year 2026 Medicare Cap year. There is no Medicare Cap for the 2026 Cap year currently projected for the Florida combined program.

Average revenue per patient per day in the fourth quarter of 2025 was $208.01 which is 86-basis points above the prior-year period. Reimbursement for routine home care and high acuity care averaged $187.19 and $1,153.55, respectively. During the quarter, high acuity days-of-care were 2.2% of total days of care, a decline of 32-basis points when compared to the prior-year quarter.

The fourth quarter 2025 gross margin, excluding Medicare Cap, was 27.3%, a 150-basis point decline from the same period of 2024. Selling, general and administrative expenses were $23.8 million in the fourth quarter of 2025 compared to $25.6 million in the prior-year quarter.

Adjusted EBITDA, excluding Medicare Cap, totaled $91.6 million in the quarter, a decline of 1.7% when compared to the prior year period. Adjusted EBITDA margin in the quarter, excluding Medicare Cap, was 21.7%.

Roto-Rooter

Roto-Rooter generated quarterly revenue of $220.6 million in the fourth quarter of 2025, a decrease of 3.7%, when compared to the prior-year quarter.

Roto-Rooter branch commercial revenue in the quarter totaled $55.2 million, an increase of 1.6% from the prior-year period. This aggregate commercial revenue change consisted of excavation increasing 10.9%, drain cleaning increasing 2.0%, plumbing flat between years, offset by a decline in water restoration of 20.0%.

Roto-Rooter branch residential revenue in the quarter totaled $155.6 million, a decrease of 3.1%, over the prior-year period. This aggregate residential revenue change consisted of plumbing increasing 6.3%, excavation essentially flat between periods, offset by water restoration decreasing 10.3% and drain cleaning declining 3.2%.

In the fourth quarter of 2025, revenue from independent contractors was $16.7 million which is a decline of 2.8% as compared to the same period of 2024.

Roto-Rooter’s fourth quarter 2025 gross margin was 49.8%. This compares to the prior year quarter’s gross margin of 51.3%. Roto-Rooter’s selling, general and administrative expenses were $63.2 million in the quarter, which is an increase of 10.5% compared to the fourth quarter of 2024.

Adjusted EBITDA in the fourth quarter of 2025 totaled $47.5 million, a decrease of 21.1% when compared to the fourth quarter of 2024. The Adjusted EBITDA margin in the quarter was 21.5% which represents a 477-basis point decline from the fourth quarter of 2024.

Chemed Consolidated

As of December 31, 2025, Chemed had total cash and cash equivalents of $74.5 million and no current or long-term debt.

In June 2022, Chemed entered into a five-year $550 million Amended and Restated Credit Agreement (Credit Agreement). This Credit Agreement consisted of a $100 million amortizable term loan and a $450 million revolving credit facility. The interest rate on this Credit Agreement has a floating rate that is currently SOFR plus 100-basis points. There is approximately $404.5 million undrawn borrowing capacity under the Credit Agreement after excluding $45.5 million for Letters of Credit.

During the quarter, the Company repurchased 400,000 shares of Chemed stock for $174.6 million which equates to a cost per share of $436.39. As of December 31, 2025, there was approximately $127.3 million of remaining share repurchase authorization under its plan.

Guidance for 2026

VITAS 2026 revenue, prior to Medicare Cap, is estimated to increase 5.5% to 6.5% when compared to 2025.  ADC is estimated to increase 3.5% to 4.0%.  Full year EBITDA margin, prior to Medicare Cap is estimated to be 17.5% to 18.0%.  Medicare Cap billing limitations are estimated to be $9.5 million in calendar 2026 compared to $27.2 million in calendar 2025.

Roto-Rooter is forecasted to achieve full year 2026 revenue growth of 3.0% to 3.5%.  Roto-Rooter’s adjusted EBITDA margin for 2026 is expected to be 22.5% to 23.0%.

Based upon the above, full-year 2026 earnings per diluted share, excluding non-cash expenses for stock options, tax benefits from stock option exercises, costs related to litigation and other discrete items, is estimated to be in the range of $23.25 to $24.25.  This compares to full-year 2025 adjusted earnings per diluted share of $21.55.  The 2026 guidance assumes an effective corporate tax rate on adjusted earnings of 24.5% and a diluted share count of 13.9 million shares.

The 2026 earnings trajectory is weighted towards the second half of the year.  An estimated 55% of the consolidated adjusted net income and consolidated adjusted EBITDA, prior to Medicare

Cap, is projected to be generated in the second half of the year.  Momentum is expected to build sequentially, quarter-to-quarter throughout the year.

We believe VITAS has successfully mitigated its Florida Medicare Cap issue.  As a result, in 2026, the patient mix should moderate to a more favorable balance of short and longer-stay patients.  However, the financial impact of admitting a higher number of potentially longer-stay patients does not come until roughly a fiscal quarter post-admission.

Roto-Rooter’s first quarter of 2025 was its strongest revenue and EBITDA margin quarter of the year.  Additionally, Roto-Rooter is projected to have elevated expenses in the first half of the year in order to fund revenue growth and long-term margin improvement projects currently underway.

Management will provide more detail related to the above discussion during the conference call tomorrow morning.

Conference Call

As previously disclosed, Chemed will host a conference call and webcast at 10 a.m., ET, on Thursday February 26, 2026, to discuss the company's quarterly results and to provide an update on its business. Participants may access a live webcast of the conference call through the investor relations section of Chemed’s website, Investor Relations Home | Chemed Corporation or the hosting website https://edge.media-server.com/mmc/p/srzsz65g.

Participants may also register via teleconference at:

https://register-conf.media-server.com/register/BIe4160b0d86fb4a3cb11588d64e00d9e7.

Once registration is completed, participants will be provided with a dial-in number containing a personalized conference code to access the call. All participants are instructed to dial-in 15 minutes prior to the start time.

A  taped replay of the conference call will be available beginning approximately two hours after the call's conclusion. You may access the replay via webcast through the investor relations section of Chemed’s website.

Chemed operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water cleanup services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA, and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA, and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies. These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures. Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales. A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 REGARDING FORWARD-LOOKING INFORMATION

Statements in this press release contain forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods and are based upon assumptions subject to certain known and unknown risks, uncertainties, contingencies and other factors, including, but not limited to, the impact of laws and regulations on Chemed’s operations, including Medicare Cap and Medicare reimbursement rates, Chemed’s estimates of the effect of Medicare Cap on VITAS’ revenues and future prospects, Chemed’s expectations regarding VITAS’ patient mix and Chemed’s expectations regarding demand for Roter-Rooter’s services.

Because forward looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Chemed’s control. Chemed’s actual results and financial condition may differ materially from those indicated in the forward-looking statements included in this press release, including as a result of the risks described above and those described in the Chemed’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its Quarterly Reports filed in 2025. Any forward-looking statement made by Chemed in this press release is based only on information currently available to Chemed and speaks only as of the date on which it is made. Chemed undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended December 31,		For the Years Ended December 31,
	2025	2024	2025	2024
Service revenues and sales	$639,337	$639,993	$2,529,978	2,431,287
Cost of services provided and goods sold	417,016	405,875	1,706,794	1,576,939
Selling, general and administrative expenses (aa)	105,503	104,251	417,188	424,360
Depreciation	13,759	13,263	54,557	52,864
Amortization	2,571	2,568	10,284	10,185
Other operating (income)/expense	(166)	158	2,909	446
Total costs and expenses	538,683	526,115	2,191,732	2,064,794
Income from operations	100,654	113,878	338,246	366,493
Interest expense	(521)	(499)	(1,750)	(1,780)
Other income--net (bb)	5,312	6,744	19,282	34,752
Income before income taxes	105,445	120,123	355,778	399,465
Income taxes	(28,694)	(29,804)	(90,540)	(97,466)
Net income	$76,751	$90,319	$265,238	$301,999
Earnings Per Share
Net income	$5.48	$6.08	$18.42	$20.10
Average number of shares outstanding	13,994	14,853	14,398	15,024
Diluted Earnings Per Share
Net income	$5.48	$6.02	$18.34	$19.89
Average number of shares outstanding	14,010	14,992	14,460	15,186

(aa) Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended December 31,		For the Years Ended December 31,
	2025	2024	2025	2024
SG&A expenses before long-term incentive compensation
and the impact of market value adjustments related to
deferred compensation plans	$99,412	$96,358	$401,013	$384,069
Market value adjustments related to deferred
compensation trusts	3,759	3,539	10,550	20,139
Long-term incentive compensation	2,332	4,354	5,625	20,152
Total SG&A expenses	$105,503	$104,251	$417,188	$424,360

(bb) Other income--net comprises (in thousands):
	Three Months Ended December 31,		For the Years Ended December 31,
	2025	2024	2025	2024

Market value adjustments related to deferred
compensation trusts	$3,759	$3,539	$10,550	$20,139
Interest income	1,559	3,205	8,745	14,610
Other	(6)	-	(13)	3
Total other income--net	$5,312	$6,744	$19,282	$34,752

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)(unaudited)

	December 31,
	2025	2024
Assets
Current assets
Cash and cash equivalents	$74,515	$178,350
Accounts receivable less allowances	182,575	171,163
Inventories	7,543	8,193
Prepaid income taxes	11,165	11,068
Prepaid expenses	26,818	25,974
Total current assets	302,616	394,748
Investments of deferred compensation plans held in trust	140,347	130,960
Properties and equipment, at cost less accumulated depreciation	205,662	200,837
Lease right of use asset	131,151	127,323
Identifiable intangible assets less accumulated amortization	82,764	92,206
Goodwill	666,999	666,744
Other assets	8,650	55,757
Total Assets	$1,538,189	$1,668,575
Liabilities
Current liabilities
Accounts payable	$64,459	$44,146
Accrued insurance	62,054	56,703
Accrued income taxes	2,504	7,593
Accrued compensation	58,329	92,073
Short-term lease liability	40,892	42,306
Other current liabilities	58,892	42,874
Total current liabilities	287,130	285,695
Deferred income taxes	19,313	25,945
Deferred compensation liabilities	136,139	126,035
Long-term lease liability	102,867	98,538
Other liabilities	13,335	13,369
Total Liabilities	558,784	549,582
Stockholders' Equity
Capital stock	37,595	37,422
Paid-in capital	1,592,197	1,484,176
Retained earnings	2,955,375	2,721,832
Treasury stock, at cost	(3,608,117)	(3,126,660)
Deferred compensation payable in Company stock	2,355	2,223
Total Stockholders' Equity	979,405	1,118,993
Total Liabilities and Stockholders' Equity	$1,538,189	$1,668,575

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)(unaudited)

	For the Years Ended December 31,
	2025	2024
Cash Flows from Operating Activities
Net income	$265,238	$301,999
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	64,841	63,049
Stock option expense	32,671	32,033
Benefit for deferred income taxes	(5,944)	(4,138)
Noncash long-term incentive compensation	4,886	18,794
Litigation settlements	1,425	(5,750)
Noncash directors' compensation	1,123	1,282
Amortization of debt issuance costs	321	321
Changes in operating assets and liabilities, excluding
amounts acquired in business combinations:
(Increase)/decrease in accounts receivable	(11,596)	10,678
Decrease in inventories	650	3,831
(Increase)/decrease in prepaid expenses	(844)	4,237
Decrease in accounts payable and
other current liabilities	(5,194)	(9,279)
Change in current income taxes	(6,217)	2,182
Net change in lease assets and liabilities	(806)	(674)
Decrease/(increase) in other assets	36,835	(25,591)
Increase in other liabilities	10,424	22,749
Other sources	459	1,774
Net cash provided by operating activities	388,272	417,497
Cash Flows from Investing Activities
Capital expenditures	(62,795)	(49,531)
Proceeds from sale of fixed assets	4,568	3,315
Business combinations, net of cash acquired	(225)	(97,400)
Other uses	(888)	(295)
Net cash used by investing activities	(59,340)	(143,911)
Cash Flows from Financing Activities
Purchases of treasury stock	(431,500)	(361,389)
Dividends paid	(31,695)	(27,092)
Proceeds from exercise of stock options	27,152	56,517
Change in cash overdrafts payable	10,970	(15,749)
Capital stock surrendered to pay taxes on stock-based compensation	(8,819)	(9,457)
Other sources/(uses)	1,125	(2,024)
Net cash used by financing activities	(432,767)	(359,194)
Decrease in Cash and Cash Equivalents	(103,835)	(85,608)
Cash and cash equivalents at beginning of year	178,350	263,958
Cash and cash equivalents at end of period	$74,515	$178,350

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED DECEMBER 31, 2025 AND 2024
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2025 (a)
Service revenues and sales	$418,760	$220,577	$-	$639,337
Cost of services provided and goods sold	306,238	110,778	-	417,016
Selling, general and administrative expenses	23,814	63,192	18,497	105,503
Depreciation	5,446	8,301	12	13,759
Amortization	26	2,545	-	2,571
Other operating income	219	(385)	-	(166)
Total costs and expenses	335,743	184,431	18,509	538,683
Income/(loss) from operations	83,017	36,146	(18,509)	100,654
Interest expense	(35)	(217)	(269)	(521)
Intercompany interest income/(expense)	6,020	4,315	(10,335)	-
Other income—net	156	13	5,143	5,312
Income/(loss) before income taxes	89,158	40,257	(23,970)	105,445
Income taxes	(20,169)	(8,692)	167	(28,694)
Net income/(loss)	$68,989	$31,565	$(23,803)	$76,751

2024 (b)
Service revenues and sales	$411,008	$228,985	$-	$639,993
Cost of services provided and goods sold	294,456	111,419	-	405,875
Selling, general and administrative expenses	25,597	57,168	21,486	104,251
Depreciation	5,074	8,177	12	13,263
Amortization	26	2,542	-	2,568
Other operating expense	18	140	-	158
Total costs and expenses	325,171	179,446	21,498	526,115
Income/(loss) from operations	85,837	49,539	(21,498)	113,878
Interest expense	(33)	(81)	(385)	(499)
Intercompany interest income/(expense)	5,114	3,759	(8,873)	-
Other income—net	90	5	6,649	6,744
Income/(loss) before income taxes	91,008	53,222	(24,107)	120,123
Income taxes	(20,897)	(12,500)	3,593	(29,804)
Net income/(loss)	$70,111	$40,722	$(20,514)	$90,319

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2025 (a)
Service revenues and sales	$1,630,101	$899,877	$-	$2,529,978
Cost of services provided and goods sold	1,257,704	449,090	-	1,706,794
Selling, general and administrative expenses	100,675	247,047	69,466	417,188
Depreciation	21,308	33,200	49	54,557
Amortization	104	10,180	-	10,284
Other operating expense/(income)	3,375	(466)	-	2,909
Total costs and expenses	1,383,166	739,051	69,515	2,191,732
Income/(loss) from operations	246,935	160,826	(69,515)	338,246
Interest expense	(185)	(611)	(954)	(1,750)
Intercompany interest income/(expense)	22,455	16,245	(38,700)	-
Other income—net	327	70	18,885	19,282
Income/(loss) before income taxes	269,532	176,530	(90,284)	355,778
Income taxes	(65,523)	(41,037)	16,020	(90,540)
Net income/(loss)	$204,009	$135,493	$(74,264)	$265,238

2024 (b)
Service revenues and sales	$1,530,978	$900,309	$-	$2,431,287
Cost of services provided and goods sold	1,146,803	430,136	-	1,576,939
Selling, general and administrative expenses	99,564	232,852	91,944	424,360
Depreciation	20,362	32,452	50	52,864
Amortization	105	10,080	-	10,185
Other operating expense	178	268	-	446
Total costs and expenses	1,267,012	705,788	91,994	2,064,794
Income/(loss) from operations	263,966	194,521	(91,994)	366,493
Interest expense	(171)	(431)	(1,178)	(1,780)
Intercompany interest income/(expense)	20,211	14,397	(34,608)	-
Other income—net	227	69	34,456	34,752
Income/(loss) before income taxes	284,233	208,556	(93,324)	399,465
Income taxes	(67,414)	(48,510)	18,458	(97,466)
Net income/(loss)	$216,819	$160,046	$(74,866)	$301,999

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THREE MONTHS ENDED DECEMBER 31, 2025 AND 2024
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2025
Net income/(loss)	$68,989	$31,565	$(23,803)	$76,751
Add/(deduct):
Interest expense	35	217	269	521
Income taxes	20,169	8,692	(167)	28,694
Depreciation	5,446	8,301	12	13,759
Amortization	26	2,545	-	2,571
EBITDA	94,665	51,320	(23,689)	122,296
Add/(deduct):
Intercompany interest expense/(income)	(6,020)	(4,315)	10,335	-
Interest income	(156)	(19)	(1,384)	(1,559)
Stock option expense	-	-	8,297	8,297
Long-term incentive compensation	-	-	2,332	2,332
Legal settlements	221	-	-	221
Other	500	530	25	1,055
Adjusted EBITDA	$89,210	$47,516	$(4,084)	$132,642

2024
Net income/(loss)	$70,111	$40,722	$(20,514)	$90,319
Add/(deduct):
Interest expense	33	81	385	499
Income taxes	20,897	12,500	(3,593)	29,804
Depreciation	5,074	8,177	12	13,263
Amortization	26	2,542	-	2,568
EBITDA	96,141	64,022	(23,710)	136,453
Add/(deduct):
Intercompany interest expense/(income)	(5,114)	(3,759)	8,873	-
Interest income	(89)	(5)	(3,111)	(3,205)
Stock option expense	-	-	8,100	8,100
Long-term incentive compensation	-	-	4,354	4,354
Acquisition expense	(203)	(3)	-	(206)
Adjusted EBITDA	$90,735	$60,255	$(5,494)	$145,496

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2025
Net income/(loss)	$204,009	$135,493	$(74,264)	$265,238
Add/(deduct):
Interest expense	185	611	954	1,750
Income taxes	65,523	41,037	(16,020)	90,540
Depreciation	21,308	33,200	49	54,557
Amortization	104	10,180	-	10,284
EBITDA	291,129	220,521	(89,281)	422,369
Add/(deduct):
Intercompany interest expense/(income)	(22,455)	(16,245)	38,700	-
Interest income	(334)	(77)	(8,335)	(8,746)
Stock option expense	-	-	32,671	32,671
Long-term incentive compensation	-	-	5,625	5,625
Legal settlements	3,071	-	-	3,071
Other	500	530	2,690	3,720
Adjusted EBITDA	$271,911	$204,729	$(17,930)	$458,710
2024
Net income/(loss)	$216,819	$160,046	$(74,866)	$301,999
Add/(deduct):
Interest expense	171	431	1,178	1,780
Income taxes	67,414	48,510	(18,458)	97,466
Depreciation	20,362	32,452	50	52,864
Amortization	105	10,080	-	10,185
EBITDA	304,871	251,519	(92,096)	464,294
Add/(deduct):
Intercompany interest expense/(income)	(20,211)	(14,397)	34,608	-
Interest income	(224)	(69)	(14,317)	(14,610)
Stock option expense	-	-	32,033	32,033
Long-term incentive compensation	-	-	20,152	20,152
Acquisition expense	1,099	34	-	1,133
Adjusted EBITDA	$285,535	$237,087	$(19,620)	$503,002

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended December 31,		For the Years Ended December 31,
	2025	2024	2025	2024
Net income as reported	$76,751	$90,319	$265,238	$301,999
Add/(deduct) pre-tax cost of:
Stock option expense	8,297	8,100	32,671	32,033
Amortization of reacquired franchise rights	2,352	2,352	9,408	9,408
Long-term incentive compensation	2,332	4,354	5,625	20,152
Legal settlements	221	-	3,071	-
Acquisition expense	-	(206)	-	1,133
Other	1,055	-	3,720	-
Add/(deduct) tax impacts:
Tax impact of the above pre-tax adjustments (1)	(2,337)	(2,333)	(8,849)	(9,095)
Excess tax benefits on stock compensation	1,209	(133)	696	(4,442)
Adjusted net income	$89,880	$102,453	$311,580	$351,188

Diluted Earnings Per Share As Reported
Net income	$5.48	$6.02	$18.34	$19.89
Average number of shares outstanding	14,010	14,992	14,460	15,186

Adjusted Diluted Earnings Per Share
Adjusted net income	$6.42	$6.83	$21.55	$23.13
Average number of shares outstanding	14,010	14,992	14,460	15,186

(1) The tax impact of pre-tax adjustments was calculated using the effective tax rate of the operating unit for which each adjustment is associated.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)
Three Months Ended December 31,			For the Years Ended December 31,
OPERATING STATISTICS	2025	2024	2025	2024
Net revenue ($000) (c)
Homecare	$372,480	$358,507	$1,444,494	$1,326,488
Inpatient	32,903	31,307	133,048	120,604
Continuous care	18,438	25,451	86,661	99,746
Other	6,029	5,556	22,926	19,455
Subtotal	$429,850	$420,821	$1,687,129	$1,566,293
Room and board, net	(4,285)	(3,867)	(15,562)	(13,304)
Contractual allowances	(4,430)	(3,521)	(14,305)	(13,597)
Medicare cap allowance	(2,375)	(2,425)	(27,161)	(8,414)
Net Revenue	$418,760	$411,008	$1,630,101	$1,530,978
Net revenue as a percent of total before Medicare cap allowance
Homecare	86.7%	85.2%	85.6%	84.7%
Inpatient	7.7	7.4	7.9	7.7
Continuous care	4.3	6.0	5.1	6.4
Other	1.3	1.4	1.4	1.2
Subtotal	100.0	100.0	100.0	100.0
Room and board, net	(0.9)	(0.9)	(0.9)	(0.8)
Contractual allowances	(1.0)	(0.8)	(0.9)	(0.9)
Medicare cap allowance	(0.6)	(0.6)	(1.6)	(0.5)
Net Revenue	97.5%	97.7%	96.6%	97.8%
Days of care
Homecare	1,705,085	1,656,206	6,685,968	6,277,961
Nursing home	305,331	322,713	1,228,789	1,230,726
Respite	11,602	11,155	45,221	37,961
Subtotal routine homecare and respite	2,022,018	1,990,074	7,959,978	7,546,648
Inpatient	27,444	27,235	113,891	106,299
Continuous care	17,063	23,189	79,639	95,524
Total	2,066,525	2,040,498	8,153,508	7,748,471

Number of days in relevant time period	92	92	365	366
Average daily census ("ADC") (days)
Homecare	18,533	18,002	18,318	17,153
Nursing home	3,319	3,508	3,367	3,363
Respite	126	121	123	104
Subtotal routine homecare and respite	21,978	21,631	21,808	20,620
Inpatient	298	296	312	290
Continuous care	186	252	218	261
Total	22,462	22,179	22,338	21,171

Total Admissions	17,419	16,427	70,817	67,447
Total Discharges	17,599	16,333	70,530	64,618
Average length of stay (days)	115.1	105.5	120.2	103.0
Median length of stay (days)	17.0	18.0	18.0	17.0

ADC by major diagnosis
Cerebro	44.3%	44.2%	44.6%	44.0%
Neurological	11.4	12.9	11.7	13.2
Cancer	10.0	9.9	9.8	10.0
Cardio	16.0	16.2	16.0	16.2
Respiratory	7.6	6.9	7.4	7.1
Other	10.7	9.9	10.5	9.5
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Cerebro	27.3%	28.0%	27.4%	27.8%
Neurological	6.8	7.0	6.9	7.6
Cancer	26.4	25.9	26.0	25.3
Cardio	14.6	15.3	14.7	15.6
Respiratory	10.8	9.8	10.9	9.9
Other	14.1	14.0	14.1	13.8
Total	100.0%	100.0%	100.0%	100.0%

Estimated uncollectible accounts as a percent of revenues	1.1%	0.9%	1.0%	0.9%

Accounts receivable --
Days of revenue outstanding-excluding unapplied Medicare payments	38.7	40.0	n.a.	n.a.
Days of revenue outstanding-including unapplied Medicare payments	28.9	28.5	n.a.	n.a.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2025 AND 2024
(unaudited)

(a)	Included in the results of operations for 2025 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended December 31, 2025
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(8,297)	$(8,297)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	Long-term incentive compensation	-	-	(2,332)	(2,332)
	Legal settlements	(221)	-	-	(221)
	Other	(500)	(530)	(25)	(1,055)
	Pretax impact on earnings	(721)	(2,882)	(10,654)	(14,257)
	Excess tax benefits on stock compensation	-	-	(1,209)	(1,209)
	Income tax benefit on the above	170	679	1,488	2,337
	After-tax impact on earnings	$(551)	$(2,203)	$(10,375)	$(13,129)

		For the Years Ended December 31, 2025
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(32,671)	$(32,671)
	Amortization of reacquired franchise agreements	-	(9,408)	-	(9,408)
	Long-term incentive compensation	-	-	(5,625)	(5,625)
	Legal settlements	(3,071)	-	-	(3,071)
	Other	(500)	(530)	(2,690)	(3,720)
	Pretax impact on earnings	(3,571)	(9,938)	(40,986)	(54,495)
	Excess tax benefits on stock compensation	-	-	(696)	(696)
	Income tax benefit on the above	868	2,316	5,665	8,849
	After-tax impact on earnings	$(2,703)	$(7,622)	$(36,017)	$(46,342)

(b)	Included in the results of operations for 2024 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended December 31, 2024
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(8,100)	$(8,100)
	Long-term incentive compensation	-	-	(4,354)	(4,354)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	Acquisition expense	203	3	-	206
	Pretax impact on earnings	203	(2,349)	(12,454)	(14,600)
	Excess tax benefits on stock compensation	-	-	133	133
	Income tax benefit on the above	(50)	547	1,836	2,333
	After-tax impact on earnings	$153	$(1,802)	$(10,485)	$(12,134)

		For the Years Ended December 31, 2024
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(32,033)	$(32,033)
	Long-term incentive compensation	-	-	(20,152)	(20,152)
	Amortization of reacquired franchise agreements	-	(9,408)	-	(9,408)
	Acquisition expense	(1,099)	(34)	-	(1,133)
	Pretax impact on earnings	(1,099)	(9,442)	(52,185)	(62,726)
	Excess tax benefits on stock compensation	-	-	4,442	4,442
	Income tax benefit on the above	267	2,200	6,628	9,095
	After-tax impact on earnings	$(832)	$(7,242)	$(41,115)	$(49,189)

(c)

VITAS has 12 large (greater than 450 ADC), 23 medium (greater than 200 but less than 450 ADC) and 24 small (less than 200 ADC) hospice programs.  Of Vitas' 33 Medicare provider numbers, for the current cap year, 22 provider numbers have a Medicare cap cushion of greater than 10%, six provider numbers have a Medicare cap cushion between 0% and 10%, and five provider numbers have a Medicare cap liability.